Exhibit 99.1

Blackstone Reports Third Quarter 2018 Results

New York, October 18, 2018: Blackstone (NYSE:BX) today reported its third quarter 2018 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone reported excellent third quarter results, highlighted by strong fundamental growth across our key financial metrics, $1 billion in distributions and share buybacks, and $125 billion of capital inflows over the past twelve months, an industry record. Assets under management increased 18% versus the prior year, bringing the total to a new record of $457 billion. We have powerful momentum throughout our existing business lines and multiple promising new initiatives underway, including the launch of Blackstone Life Sciences.”

Blackstone issued a full detailed presentation of its third quarter 2018 results, which can be viewed at www.blackstone.com.

Distribution

Blackstone has declared a quarterly distribution of $0.64 per common unit to record holders of common units at the close of business on October 29, 2018. This distribution will be paid on November 5, 2018.

Quarterly Investor Call Details

Blackstone will host a conference call on October 18, 2018 at 9:00 a.m. ET to discuss third quarter 2018 results. The conference call can be accessed via the Shareholders section of Blackstone’s website at www.blackstone.com or by dialing +1 (877) 391-6747 (U.S. domestic) or +1 (617) 597-9291 (international), pass code 149 943 55#. For those unable to listen to the live broadcast, a replay will be available on www.blackstone.com or by dialing +1 (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international), pass code 530 008 16#.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our asset management businesses, with $457 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

The Blackstone Group L.P.

345 Park Avenue

New York, New York 10154

T 212 583 5000

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations, financial performance and unit repurchase and distribution activities. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This release does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Joan Solotar Blackstone Tel: +1 (212) 583-5068 solotar@blackstone.com	Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 Christine.Anderson@blackstone.com

2

October 18, 2018 Blackstone’s Third Quarter 2018 Earnings

Blackstone

Blackstone’s Third Quarter 2018 GAAP Results
GAAP
Net
Income
was
$949
million
for
the
quarter,
and
$3.3
billion
year-to-date.
GAAP
Net
Income
Attributable
to
The
Blackstone
Group
L.P.
was
$443
million
for
the
quarter
and
$1.6
billion
year-to-date.
n/m = not meaningful. Effective January 1, 2018, Blackstone adopted new GAAP guidance regarding revenue recognition. All prior periods have been conformed to the new guidance.
% Change
% Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
3Q'17
3Q'18
vs. 3Q'17
3Q'17 YTD
3Q'18 YTD
vs. 3Q'17 YTD
Revenues
Management and Advisory Fees, Net
685,922
$
780,009
$
14%
2,022,263
$
2,230,242
$
10%
Incentive Fees
35,513
9,799
(72)%
122,327
41,743
(66)%
Investment Income
Performance Allocations
Realized
434,982
592,103
36%
2,149,549
1,365,119
(36)%
Unrealized
406,649
299,238
(26)%
377,560
1,367,678
262%
Principal Investment Income
Realized
74,805
134,619
80%
451,207
305,961
(32)%
Unrealized
96,085
52,840
(45)%
63,172
268,082
324%
Total Investment Income
1,012,521
1,078,800
7%
3,041,488
3,306,840
9%
Interest and Dividend Revenue
36,974
48,604
31%
99,172
124,062
25%
Other
(35,572)
9,368
n/m
(99,448)
625,394
n/m
Total Revenues
1,735,358
1,926,580
11%
5,185,802
6,328,281
22%
Expenses
Compensation and Benefits
Compensation
359,209
419,285
17%
1,078,001
1,236,167
15%
Incentive Fee Compensation
18,332
7,251
(60)%
61,829
23,656
(62)%
Performance Allocations Compensation
Realized
162,505
200,442
23%
724,721
498,902
(31)%
Unrealized
175,534
178,184
2%
269,977
622,610
131%
Total Compensation and Benefits
715,580
805,162
13%
2,134,528
2,381,335
12%
General, Administrative and Other
121,036
168,813
39%
349,974
441,354
26%
Interest Expense
41,545
41,355
(0)%
122,880
119,346
(3)%
Fund Expenses
26,350
2,302
(91)%
100,095
74,909
(25)%
Total Expenses
904,511
1,017,632
13%
2,707,477
3,016,944
11%
Other Income
Net Gains from Fund Investment Activities
63,448
66,838
5%
239,634
250,956
5%
Income Before Provision for Taxes
894,295
$
975,786
$
9%
2,717,959
$
3,562,293
$
31%
Provision for Taxes
59,512
26,798
(55)%
146,557
220,024
50%
Net Income
834,783
$
948,988
$
14%
2,571,402
$
3,342,269
$
30%
Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
3,215
2,569
(20)%
6,206
2,199
(65)%
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
113,446
143,101
26%
365,075
427,678
17%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
340,202
360,576
6%
1,032,885
1,359,736
32%
Net Income Attributable to The Blackstone Group L.P. ("BX")
377,920
$
442,742
$
17%
1,167,236
$
1,552,656
$
33%
Net Income per Common Unit, Basic
0.57
$
0.65
$
14%
1.76
$
2.28
$
30%
Net Income per Common Unit, Diluted
0.55
$
0.64
$
16%
1.73
$
2.27
$
31%

Blackstone

Blackstone’s Third Quarter 2018 Segment Highlights
Economic
Net
Income
(“ENI”)
was
$911
million
($0.76/unit)
in
the
quarter,
up
11%
year-over-year,
on
$1.8
billion
of
Total
Segment
Revenues.
•
ENI
was
$2.8
billion
($2.31/unit)
year-to-date,
up
12%
year-over-year,
on
$5.5
billion
of
Total
Segment
Revenues.
Distributable
Earnings
(“DE”)
was
$769
million
($0.63/unit)
in
the
quarter,
up
23%
year-over-year,
driven
by
$602
million
of
Realized
Performance
Revenues.
•
DE
was
$2.0
billion
($1.60/unit)
year-to-date
on
$1.4
billion
of
Realized
Performance
Revenues.
Fee
Related
Earnings
(“FRE”)
was
$346
million
in
the
quarter,
up
1%
year-over-year,
on
$779
million
of
Net
Management
and
Advisory
Fees.
•
FRE
was
$1.0
billion
year-to-date,
up
5%
year-over-year,
on
$2.2
billion
of
Net
Management
and
Advisory
Fees.
Total
Assets
Under
Management
(“AUM”)
of
$456.7
billion,
up
18%
year-over-year.
•
Inflows
were
$24.1
billion
in
the
quarter,
bringing
the
last
twelve
months
(“LTM”)
inflows
to
$124.6
billion.
•
Fee-Earning
AUM
increased
20%
year-over-year
to
$342.3
billion.
Blackstone
declared
a
third
quarter
distribution
of
$0.64
per
common
unit
payable
on
November
5,
2018.
•
Returning
approximately
$1.0
billion
to
our
unitholders
through
distributions,
including
a
special
cash
distribution
of
$0.10
per
unit,
and
the
repurchase
of
6.0
million
common
units
in
the
quarter.
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of
The
Blackstone Group L.P. See page 31 for information regarding the redefinition of Fee Related Earnings.

Blackstone

% Change
% Change
(Dollars in Thousands, Except per Unit Data)
3Q'17
3Q'18
vs. 3Q'17
3Q'17 YTD
3Q'18 YTD
vs. 3Q'17 YTD
Management and Advisory Fees, Net
691,982
$
779,219
$
13%
2,038,399
$
2,238,257
$
10%
Performance Revenues
877,932

901,389

3%
2,651,419

2,775,419

5%
Principal Investment Income
77,572

94,324

22%
249,251

283,768

14%
Interest, Dividend and Other Revenue
3,741

59,028

n/m
(4,816)

170,662

n/m
Total Revenues
1,651,227

1,833,960

11%
4,934,253

5,468,106

11%
Total Expenses
806,535

909,746

13%
2,383,019

2,629,435

10%
Taxes
22,552

12,793

(43)%
65,525

51,047

(22)%
Economic Net Income
822,140
$
911,421
$
11%
2,485,709
$
2,787,624
$
12%
ENI per Unit
0.68
$
0.76
$
12%
2.07
$
2.31
$
12%
Fee Related Earnings
344,134
$
346,228
$
1%
977,232
$
1,022,743
$
5%
FRE per Unit
0.29
$
0.29
$
0%
0.82
$
0.85
$
4%
Distributable Earnings
625,566
$
769,284
$
23%
2,637,069
$
1,971,481
$
(25)%
DE per Common Unit
0.52
$
0.63
$
21%
2.17
$
1.60
$
(26)%
Total AUM
387,449,746
$
456,691,832
$
18%
387,449,746
$
456,691,832
$
18%
Fee-Earning AUM
285,698,425
$
342,261,123
$
20%
285,698,425
$
342,261,123
$
20%
Blackstone’s Third Quarter 2018 Segment Earnings

Blackstone

Private Equity
7.5%
3Q’18 Increase in Corporate
Private Equity Carrying Value
$4.0 billion
3Q’18 Realizations
$126.2
billion
Total AUM up 23% YoY
Corporate
Private
Equity
carrying
value
increased
7.5%
in
the
quarter
and
30.2%
in
the
LTM.
Invested
$3.3
billion
in
the
quarter
across
the
Private
Equity
segment.
•
Committed
an
additional
$2.2
billion
during
the
quarter
that
has
not
yet
been
deployed.
•
After
quarter
end,
closed
the
$20.4
billion
Refinitiv
transaction.
Realizations
of
$4.0
billion
in
the
quarter
were
driven
by
activity
across
Corporate
Private
Equity,
Strategic
Partners
and
Tactical
Opportunities,
bringing
LTM
realizations
to
$11.5
billion.
Raised
$6.5
billion
of
capital
mainly
driven
by
Energy
and
Tactical
Opportunities
in
the
quarter,
bringing
LTM
capital
raised
to
$19.6
billion.
Total
AUM
increased
23%
year-over-year
to
$126.2
billion,
driven
by
Total
AUM
inflows
of
$7.0
billion
and
portfolio
appreciation
in
the
quarter.
•
Fee-Earning
AUM
increased
16%
year-over-year
to
$78.2
billion.
% Change
% Change
(Dollars in Thousands)
3Q'17
3Q'18
vs. 3Q'17
3Q'17 YTD
3Q'18 YTD
vs. 3Q'17 YTD
Management and Advisory Fees, Net
190,424
$
222,629
$
17%
562,336
$
617,441
$
10%
Performance Revenues
182,244
532,625
192%
778,624
1,643,509
111%
Principal Investment Income
24,377
63,548
161%
80,425
204,101
154%
Interest, Dividend and Other Revenue
700
16,510
n/m
(2,641)
46,861
n/m
Total Revenues
397,745
835,312
110%
1,418,744
2,511,912
77%
Compensation
96,166
117,031
22%
270,445
320,558
19%
Performance Compensation
93,503
225,536
141%
321,059
699,643
118%
Interest Expense
10,804
12,139
12%
31,959
35,045
10%
Other Operating Expenses
32,166
36,654
14%
88,519
103,852
17%
Total Expenses
232,639
391,360
68%
711,982
1,159,098
63%
Economic Income
165,106
$
443,952
$
169%
706,762
$
1,352,814
$
91%
Total AUM
102,453,979
$
126,184,368
$
23%
102,453,979
$
126,184,368
$
23%
Fee-Earning AUM
67,538,062
$
78,195,072
$
16%
67,538,062
$
78,195,072
$
16%

Blackstone

Real Estate
3.0%
3Q’18 Increase in Opportunistic
Funds’ Carrying Value
$119.9 billion
Total AUM up 8% YoY
$4.0 billion
3Q’18 Realizations
Opportunistic
funds’
and
core+
funds’
carrying
value
increased
3.0%
and
2.7%,
in
the
quarter,
and
14.5%
and
11.2%
in
the
LTM,
respectively.
Continued
robust
investment
pace
with
$4.1
billion
deployed
in
the
quarter,
including
the
privatization
of
a
Spanish
REIT
in
BREP
and
a
student
housing
portfolio
in
BREIT.
•
Committed
an
additional
$2.7
billion
during
the
quarter,
including
for
a
public
Spanish
multifamily
REIT.
•
More
than
50%
of
capital
deployed
outside
of
the
U.S.
in
the
quarter
and
year-to-date.
•
After
quarter
end,
closed
the
$7.9
billion
privatization
of
Gramercy
Property
Trust,
a
U.S.
industrial
REIT.
Realizations
of
$4.0
billion
in
the
quarter
driven
by
sales
from
U.S.
and
U.K.
0ffice
portfolios.
Total
AUM
up
8%
and
Fee-Earning
AUM
up
21%
year-over-year
to
$119.9
billion
and
$90.8
billion,
respectively.
•
Total
AUM
inflows
of
$2.6
billion
in
the
quarter
primarily
driven
by
$1.4
billion
in
the
core+
platform.
•
Core+
Total
AUM
up
86%
year-over-year
to
$33.4
billion,
less
than
five
years
after
launching
the
business.
Carrying value for core+ funds excludes BREIT.
% Change
% Change
(Dollars in Thousands)
3Q'17
3Q'18
vs. 3Q'17
3Q'17 YTD
3Q'18 YTD
vs. 3Q'17 YTD
Management Fees, Net
240,432
$
291,501
$
21%
694,974
$
809,201
$
16%
Performance Revenues
585,441
335,485
(43)%
1,584,157
920,057
(42)%
Principal Investment Income
36,130
16,466
(54)%
108,936
55,998
(49)%
Interest, Dividend and Other Revenue
2,353
22,746
867%
2,825
61,328
n/m
Total Revenues
864,356
666,198
(23)%
2,390,892
1,846,584
(23)%
Compensation
105,753
124,475
18%
318,721
346,898
9%
Performance Compensation
211,719
142,066
(33)%
602,277
341,312
(43)%
Interest Expense
15,028
13,584
(10)%
44,450
39,122
(12)%
Other Operating Expenses
33,256
39,787
20%
97,499
105,230
8%
Total Expenses
365,756
319,912
(13)%
1,062,947
832,562
(22)%
Economic Income
498,600
$
346,286
$
(31)%
1,327,945
$
1,014,022
$
(24)%
Total AUM
111,298,844
$
119,942,029
$
8%
111,298,844
$
119,942,029
$
8%
Fee-Earning AUM
75,081,521
$
90,772,735
$
21%
75,081,521
$
90,772,735
$
21%

Blackstone

Hedge Fund Solutions
1.7%
3Q’18 BPS Composite Gross Return
$3.7
billion
3Q’18 Total AUM Inflows
$80.0
billion
Total AUM up 8% YoY
The
BPS
Composite
gross
return
was
1.7%
in
the
quarter
(1.5%
net)
with
less
than
a
third
of
the
volatility
of
the
broader
market,
bringing
year-to-date
to
4.4%
(3.8%
net).
Total
AUM
inflows
of
$3.7
billion
during
the
quarter
and
$10.6
billion
year-to-date,
driven
by
customized
solutions
and
commingled
products.
•
Record
Total
AUM
inflows
of
$14.7
billion
over
the
LTM.
•
October
1
subscriptions
of
$734
million
are
not
yet
included
in
Total
AUM.
Total
AUM
increased
8%
year-over-year
to
$80.0
billion,
driven
primarily
by
appreciation
across
strategies.
•
Fee-Earning
AUM
up
8%
year-over-year
to
$74.6
billion.
% Change
% Change
(Dollars in Thousands)
3Q'17
3Q'18
vs. 3Q'17
3Q'17 YTD
3Q'18 YTD
vs. 3Q'17 YTD
Management Fees, Net
129,430
$
130,320
$
1%
388,551
$
390,258
$
0%
Performance Revenues
24,544
17,156
(30)%
79,887
49,594
(38)%
Principal Investment Income
14,039
10,498
(25)%
43,503
14,503
(67)%
Interest, Dividend and Other Revenue
(543)
6,033
n/m
(4,202)
23,328
n/m
Total Revenues
167,470
164,007
(2)%
507,739
477,683
(6)%
Compensation
44,347
50,213
13%
139,312
148,599
7%
Performance Compensation
10,425
8,740
(16)%
34,494
25,239
(27)%
Interest Expense
6,763
6,459
(4)%
19,994
18,630
(7)%
Other Operating Expenses
17,958
20,753
16%
50,655
58,032
15%
Total Expenses
79,493
86,165
8%
244,455
250,500
2%
Economic Income
87,977
$
77,842
$
(12)%
263,284
$
227,183
$
(14)%
Total AUM
74,219,563
$
80,005,136
$
8%
74,219,563
$
80,005,136
$
8%
Fee-Earning AUM
69,037,961
$
74,558,599
$
8%
69,037,961
$
74,558,599
$
8%
The BPS Composite gross and net returns are based on the BAAM Principal Solutions (“BPS”) Composite, which does not include BAAM's individual investor solutions (liquid alternatives), ventures (seeding and minority interests), strategic opportunities (co-invests), and advisory (non-discretionary) platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation and non fee-paying assets (net returns only) are also excluded. The funds/accounts that comprise the BPS Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BAAM would have made the same mix of investments in a stand-alone fund/account. The BPS Composite is not an investible product and, as such, the performance of the Composite does not represent the performance of an actual fund or account.

Blackstone

Credit
$10.8 billion
3Q’18 Total AUM Inflows
$130.6
billion
Total AUM up 31% YoY
3Q’18 Composite
Gross Returns
Performing Credit
1.5%
Distressed
0.6%
Composite
gross
returns
of
1.5%
for
Performing
Credit
and
0.6%
for
Distressed
Strategies
for
the
quarter,
and
9.4%
and
4.0%,
respectively,
year-to-date.
Investment
pace
remained
active
across
the
platform
with
$3.2
billion
of
capital
deployed
or
committed
during
the
quarter
and
$6.0
billion
year-to-date.
Continued
strong
realization
activity
across
funds
of
$2.6
billion
in
the
quarter
and
$6.9
billion
year-to-date.
Total
AUM
increased
31%
year-over-year
to
$130.6
billion
and
Fee-Earning
AUM
increased
33%
to
$98.7
billion.
•
Closed
$2.6
billion
of
capital
for
the
new
direct
lending
platform.
•
Launched
three
new
U.S.
CLOs
totaling
$1.6
billion
and
received
$1.2
billion
of
inflows
within
leveraged
loan
separately
managed
accounts.
•
Raised
an
additional
$1.1
billion
of
capital
within
energy
strategies.
% Change
% Change
(Dollars in Thousands)
3Q'17
3Q'18
vs. 3Q'17
3Q'17 YTD
3Q'18 YTD
vs. 3Q'17 YTD
Management Fees, Net
131,696
$
134,769
$
2%
392,538
$
421,357
$
7%
Performance Revenues
85,703
16,123
(81)%
208,751
162,259
(22)%
Principal Investment Income
3,026
3,812
26%
16,387
9,166
(44)%
Interest, Dividend and Other Revenue
1,231
13,739
n/m
(798)
39,145
n/m
Total Revenues
221,656
168,443
(24)%
616,878
631,927
2%
Compensation
56,532
62,482
11%
168,604
191,863
14%
Performance Compensation
40,724
9,535
(77)%
98,697
78,974
(20)%
Interest Expense
8,154
8,741
7%
24,090
25,249
5%
Other Operating Expenses
23,237
31,551
36%
72,244
91,189
26%
Total Expenses
128,647
112,309
(13)%
363,635
387,275
7%
Economic Income
93,009
$
56,134
$
(40)%
253,243
$
244,652
$
(3)%
Total AUM
99,477,360
$
130,560,299
$
31%
99,477,360
$
130,560,299
$
31%
Fee-Earning AUM
74,040,881
$
98,734,717
$
33%
74,040,881
$
98,734,717
$
33%
Performing Credit Strategies include mezzanine lending funds, middle market direct lending funds and other performing credit strategy funds. Distressed Strategies include credit alpha strategies, stressed / distressed funds and energy strategies. The composite gross returns represent a weighted-average composite of the fee-earning funds exceeding $100 million of fair value at each respective quarter end for each strategy. Composite gross returns exclude the
Blackstone Funds that were contributed to GSO as part of Blackstone’s acquisition of GSO in March 2008. Performing Credit Strategies’ net composite returns were 0.9% and 6.9% for 3Q’18 and 3Q’18 YTD. Distressed Strategies’ net
composite returns were 0.1% and 2.4% for 3Q’18 and 3Q'18 YTD. The breakdown of Total AUM for 3Q’18 is as follows: Distressed Strategies $26.3 billion, Performing Credit Strategies $24.1 billion, Long Only $47.7 billion, Blackstone
Insurance Solutions $20.2 billion, and Harvest $12.3 billion. The breakdown of Fee-Earning AUM for 3Q’18 is as follows: Distressed Strategies $10.3 billion, Performing Credit Strategies $10.3 billion, Long Only $45.8 billion, Blackstone
Insurance Solutions $20.2 billion, and Harvest $12.1 billion.

Blackstone

$89.3
$99.5
$130.6
$70.1
$74.2
$80.0
$101.9
$111.3
$119.9
$99.7
$102.5
$126.2
$361.0
$387.4
$456.7
3Q'16
3Q'17
3Q'18
$66.2
$74.0
$98.7
$66.4
$69.0
$74.6
$65.8
$75.1
$90.8
$69.3
$67.5
$78.2
$267.8
$285.7
$342.3
3Q'16
3Q'17
3Q'18
Fee-Earning AUM by Segment
(Dollars in Billions)
Total AUM by Segment
(Dollars in Billions)
Assets Under Management
Total AUM increased $69.2 billion, up 18% year-over-year, to $456.7 billion driven by $124.6 billion of inflows.
•
Total AUM increased despite realizations of $43.9 billion during the LTM.
Fee-Earning
AUM
of
$342.3
billion,
up
20%
year-over-year,
as
$118.5
billion
of
inflows
outpaced
$68.1
billion
of
realizations and outflows.
Private Equity
Real Estate
Hedge Fund Solutions
Credit

Blackstone

$192.2
$15.6
$100.9
$308.6
$15.8
$41.3
$79.6
$55.6
$192.2
$40.5
$26.0
$3.6
$24.8
Additional Capital Detail
Uninvested
Not Currently
Earning
Performance
Revenues
Currently
Earning
Performance
Revenues
Private Equity
Real Estate
Hedge Fund Solutions
Credit
$95 billion
Total Dry Powder
$309
billion Performance
Revenue Eligible AUM
$68 billion
Perpetual Capital AUM
Undrawn
capital
(“Total
Dry
Powder”)
was
$94.8
billion,
despite
$47.9
billion
of
capital
deployed
over
the
LTM.
Performance
Revenue
Eligible
AUM
reached
$308.6
billion
at
quarter
end,
up
7%
year-over-year,
despite
significant
realizations
in
the
Real
Estate,
Private
Equity,
and
Credit
segments.
Perpetual
Capital
AUM
reached
$68.3
billion,
up
61%
year-over-year.
$24.1
$3.8
$35.3
$5.1
$68.3
Hedge Fund
Solutions
Private Equity
Real Estate
Credit
Performance Revenue Eligible AUM Currently Earning Performance Revenues of $192.2 billion includes $55.6 billion for Private Equity (Corporate Private Equity $35.4 billion,
Tactical Opportunities $12.4 billion, Strategic Partners $7.7 billion), $79.6 billion for Real Estate (BREP $43.1 billion, core+ $28.1 billion, BREDS $8.4 billion), $41.3 billion for
Hedge Fund Solutions, and $15.8 billion for Credit (Distressed Strategies $7.3 billion, Performing Credit Strategies $7.9 billion, Long Only and Master Limited Partnership (“MLP”)
$569 million). See pages 31 and 32 for information regarding Perpetual Capital AUM.

Blackstone

At
September
30,
2018,
Blackstone
had
$5.4
billion
in
total
cash,
cash
equivalents,
and
corporate
treasury
investments
and
$11.4
billion
of
cash
and
net
investments,
or
$9.50
per
unit.
•
In
September
2018,
the
revolver
was
upsized
and
extended
to
a
September
2023
maturity.
Deconsolidated Balance Sheet Highlights
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone Funds. GP/Fund Investments include Blackstone investments in Private Equity, Real Estate, Hedge Fund Solutions,
and Credit, which were $767 million, $817 million, $110 million, and $299 million, respectively, as of September 30, 2018. Cash and Net Investments per unit amounts are calculated using period end
DE Units Outstanding (see page 30, Unit Rollforward).
A+/A+
Rated by S&P and Fitch
$1.6 billion
Undrawn Credit Revolver
$5.4 billion
Total Cash and
Corporate Treasury
Cash and Net Investments
(Per Unit)
(Dollars in Millions)
3Q’18
Cash and Cash Equivalents
$
1,938
Corporate Treasury
Investments
3,454
GP/Fund Investments
1,994
Net Accrued Performance
Revenues
4,035
Cash
and Net Investments
$
11,421
Outstanding
Bonds (at par)
$
3,544
$7.88
$8.73
$9.50
3Q'16
3Q'17
3Q'18

Blackstone

$2,010
$2,205
$1,853
$1,144
$1,072
$1,849
$3,323
$3,558
$4,035
3Q'16
3Q'17
3Q'18
$916
$1,014
$1,175
$290
$671
$460
$1,299
$1,822
$1,843
3Q'16 LTM
3Q'17 LTM
3Q'18 LTM
Performance Revenues
Net Realized Performance Revenues
(Dollars in Millions)
Net Accrued Performance Revenues
(Dollars in Millions)
Private Equity
Real Estate
Credit
Hedge Fund Solutions
$4.0
billion
Net Accrued Performance
Revenues at 3Q’18
$3.36
per unit
Net Accrued Performance
Revenues at 3Q’18
Net Accrued Performance Revenues per unit is calculated using period end DE Units Outstanding (see page 30, Unit Rollforward).
Net
Accrued
Performance
Revenues
were
$4.0
billion
($3.36/unit),
increasing
13%
year-over-year
with
strong
appreciation
generating
$2.3
billion
of
additional
Net
Accrued
Performance
Revenues
offsetting
$1.8
billion
of
Net
Realized
Performance
Revenues.

Appendix

Blackstone

Total Segments
See page 31 for information regarding the redefinition of Fee Related Earnings.
(Dollars in Thousands)
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18
3Q'17 YTD
3Q'18 YTD
Revenues
Management and Advisory Fees, Net
Base Management Fees
669,902
$
696,163
$
707,156
$
692,915
$
721,606
$
1,984,228
$
2,121,677
$
Transaction, Advisory and Other Fees, Net
32,295
45,407
37,066
40,912
73,944
111,409
151,922
Management Fee Offsets
(10,215)
(9,178)
(8,178)
(10,833)
(16,331)
(57,238)
(35,342)
Total Management and Advisory Fees, Net
691,982
732,392
736,044
722,994
779,219
2,038,399
2,238,257
Performance Revenues
Realized Incentive Fees
35,513
122,057
12,566
19,504
9,800
122,327
41,870
Realized Performance Allocations
434,994
1,422,830
269,642
503,555
592,658
2,150,038
1,365,855
Unrealized Performance Allocations
407,425
(484,486)
628,339
440,424
298,931
379,054
1,367,694
Total Performance Revenues
877,932
1,060,401
910,547
963,483
901,389
2,651,419
2,775,419
Principal Investment Income (Loss)
Realized
60,188
72,225
28,693
94,647
65,620
363,969
188,960
Unrealized
17,384
(16,488)
13,978
52,126
28,704
(114,718)
94,808
Total Principal Investment Income
77,572
55,737
42,671
146,773
94,324
249,251
283,768
Interest Income and Dividend Revenue
37,885
42,836
36,385
41,727
49,936
100,084
128,048
Other
(34,144)
(35,151)
(60,894)
94,416
9,092
(104,900)
42,614
Total Revenues
1,651,227
1,856,215
1,664,753
1,969,393
1,833,960
4,934,253
5,468,106
Expenses
Compensation
302,798
306,034
336,327
317,390
354,201
897,082
1,007,918
Performance Compensation
Realized Incentive Fees
18,332
43,450
6,662
9,743
7,251
61,829
23,656
Realized Performance Allocations
162,505
557,244
112,062
186,398
200,442
724,721
498,902
Unrealized Performance Allocations
175,534
(166,183)
254,435
189,991
178,184
269,977
622,610
Total Compensation and Benefits
659,169
740,545
709,486
703,522
740,078
1,953,609
2,153,086
Interest Expense
40,749
72,345
38,238
38,885
40,923
120,493
118,046
Other Operating Expenses
106,617
115,949
107,092
122,466
128,745
308,917
358,303
Total Expenses
806,535
928,839
854,816
864,873
909,746
2,383,019
2,629,435
Economic Income
844,692
$
927,376
$
809,937
$
1,104,520
$
924,214
$
2,551,234
$
2,838,671
$
Economic Net Income
822,140
$
891,370
$
791,709
$
1,084,494
$
911,421
$
2,485,709
$
2,787,624
$
Fee Related Earnings
344,134
$
352,499
$
336,715
$
339,800
$
346,228
$
977,232
$
1,022,743
$
Distributable Earnings
625,566
$
1,239,146
$
502,055
$
700,142
$
769,284
$
2,637,069
$
1,971,481
$
Total Assets Under Management
387,449,746
$
434,128,243
$
449,613,826
$
439,386,656
$
456,691,832
$
387,449,746
$
456,691,832
$
Fee-Earning Assets Under Management
285,698,425
$
335,343,998
$
344,650,797
$
332,978,145
$
342,261,123
$
285,698,425
$
342,261,123
$
Weighted Average Fee-Earning AUM
284,114,581
$
311,353,064
$
343,211,044
$
328,594,512
$
340,994,284
$
282,401,080
$
336,496,661
$
LP Capital Invested
10,043,022
$
18,663,837
$
9,323,329
$
8,026,698
$
9,358,423
$
27,552,576
$
26,708,450
$
Total Capital Invested
10,925,170
$
19,529,797
$
10,119,519
$
8,351,772
$
9,894,470
$
31,148,666
$
28,365,761
$

Blackstone

Private Equity
(Dollars in Thousands)
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18
3Q'17 YTD
3Q'18 YTD
Revenues
Management and Advisory Fees, Net
Base Management Fees
182,764
$
187,664
$
182,961
$
195,521
$
205,893
$
537,154
$
584,375
$
Transaction, Advisory and Other Fees, Net
8,748
15,411
11,094
12,780
21,709
42,213
45,583
Management Fee Offsets
(1,088)
(976)
(3,193)
(4,351)
(4,973)
(17,031)
(12,517)
Total Management and Advisory Fees, Net
190,424
202,099
190,862
203,950
222,629
562,336
617,441
Performance Revenues
Realized Performance Allocations
101,918
274,421
77,123
138,171
290,012
882,767
505,306
Unrealized Performance Allocations
80,326
90,929
397,316
498,274
242,613
(104,143)
1,138,203
Total Performance Revenues
182,244
365,350
474,439
636,445
532,625
778,624
1,643,509
Principal Investment Income (Loss)
Realized
7,077
25,298
6,338
32,600
44,408
129,539
83,346
Unrealized
17,300
(2,303)
17,368
84,247
19,140
(49,114)
120,755
Total Principal Investment Income
24,377
22,995
23,706
116,847
63,548
80,425
204,101
Interest Income and Dividend Revenue
9,046
9,209
8,543
11,549
13,258
23,629
33,350
Other
(8,346)
(9,392)
(16,408)
26,667
3,252
(26,270)
13,511
Total Revenues
397,745
590,261
681,142
995,458
835,312
1,418,744
2,511,912
Expenses
Compensation
96,166
92,229
99,729
103,798
117,031
270,445
320,558
Performance Compensation
Realized Performance Allocations
48,019
111,832
33,045
68,513
106,401
292,712
207,959
Unrealized Performance Allocations
45,484
42,748
178,802
193,747
119,135
28,347
491,684
Total Compensation and Benefits
189,669
246,809
311,576
366,058
342,567
591,504
1,020,201
Interest Expense
10,804
19,170
10,133
12,773
12,139
31,959
35,045
Other Operating Expenses
32,166
32,478
31,151
36,047
36,654
88,519
103,852
Total Expenses
232,639
298,457
352,860
414,878
391,360
711,982
1,159,098
Economic Income
165,106
$
291,804
$
328,282
$
580,580
$
443,952
$
706,762
$
1,352,814
$
Total Assets Under Management
102,453,979
$
105,560,576
$
111,414,214
$
119,524,518
$
126,184,368
$
102,453,979
$
126,184,368
$
Fee-Earning Assets Under Management
67,538,062
$
70,140,883
$
72,398,415
$
78,045,697
$
78,195,072
$
67,538,062
$
78,195,072
$
Weighted Average Fee-Earning AUM
67,606,365
$
68,815,882
$
71,881,372
$
73,587,774
$
78,938,034
$
68,156,992
$
74,511,980
$
LP Capital Invested
3,725,919
$
4,614,237
$
3,301,949
$
2,356,960
$
2,981,402
$
12,309,148
$
8,640,311
$
Total Capital Invested
4,279,062
$
4,929,609
$
3,955,198
$
2,586,395
$
3,276,586
$
15,249,400
$
9,818,179
$

Blackstone

Real Estate
(Dollars in Thousands)
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18
3Q'17 YTD
3Q'18 YTD
Revenues
Management Fees, Net
Base Management Fees
224,048
$
222,399
$
226,526
$
249,680
$
254,088
$
649,792
$
730,294
$
Transaction and Other Fees, Net
20,616
24,799
23,088
23,859
45,678
57,982
92,625
Management Fee Offsets
(4,232)
(3,134)
(1,668)
(3,785)
(8,265)
(12,800)
(13,718)
Total Management Fees, Net
240,432
244,064
247,946
269,754
291,501
694,974
809,201
Performance Revenues
Realized Incentive Fees
3,778
20,094
4,375
11,394
5,898
11,538
21,667
Realized Performance Allocations
307,932
971,996
151,309
351,630
297,710
1,217,246
800,649
Unrealized Performance Allocations
273,731
(498,562)
226,442
(160,578)
31,877
355,373
97,741
Total Performance Revenues
585,441
493,528
382,126
202,446
335,485
1,584,157
920,057
Principal Investment Income (Loss)
Realized
44,449
34,276
14,690
50,199
16,197
221,627
81,086
Unrealized
(8,319)
(9,529)
2,687
(28,044)
269
(112,691)
(25,088)
Total Principal Investment Income
36,130
24,747
17,377
22,155
16,466
108,936
55,998
Interest Income and Dividend Revenue
15,461
16,036
15,128
14,494
18,556
42,048
48,178
Other
(13,108)
(12,202)
(21,497)
30,457
4,190
(39,223)
13,150
Total Revenues
864,356
766,173
641,080
539,306
666,198
2,390,892
1,846,584
Expenses
Compensation
105,753
108,490
112,824
109,599
124,475
318,721
346,898
Performance Compensation
Realized Incentive Fees
1,967
10,203
2,210
5,820
3,289
6,011
11,319
Realized Performance Allocations
104,112
364,410
54,183
109,233
89,879
408,580
253,295
Unrealized Performance Allocations
105,640
(172,254)
79,170
(51,370)
48,898
187,686
76,698
Total Compensation and Benefits
317,472
310,849
248,387
173,282
266,541
920,998
688,210
Interest Expense
15,028
26,891
14,149
11,389
13,584
44,450
39,122
Other Operating Expenses
33,256
38,543
29,417
36,026
39,787
97,499
105,230
Total Expenses
365,756
376,283
291,953
220,697
319,912
1,062,947
832,562
Economic Income
498,600
$
389,890
$
349,127
$
318,609
$
346,286
$
1,327,945
$
1,014,022
$
Total Assets Under Management
111,298,844
$
115,340,363
$
119,575,884
$
119,399,973
$
119,942,029
$
111,298,844
$
119,942,029
$
Fee-Earning Assets Under Management
75,081,521
$
83,984,824
$
87,284,578
$
88,776,501
$
90,772,735
$
75,081,521
$
90,772,735
$
Weighted Average Fee-Earning AUM
74,340,895
$
77,626,395
$
86,670,284
$
88,050,906
$
90,280,123
$
73,647,952
$
87,754,854
$
LP Capital Invested
3,778,790
$
10,845,388
$
4,254,201
$
4,538,154
$
3,977,693
$
8,741,127
$
12,770,048
$
Total Capital Invested
3,841,972
$
11,008,356
$
4,342,936
$
4,600,382
$
4,053,615
$
8,873,859
$
12,996,933
$

Blackstone

Hedge Fund Solutions
(Dollars in Thousands)
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18
3Q'17 YTD
3Q'18 YTD
Revenues
Management Fees, Net
Base Management Fees
129,410
$
129,472
$
129,228
$
129,553
$
129,554
$
386,576
$
388,335
$
Transaction and Other Fees, Net
48
977
345
812
766
2,003
1,923
Management Fee Offsets
(28)
(65)
-
-
-
(28)
-
Total Management Fees, Net
129,430
130,384
129,573
130,365
130,320
388,551
390,258
Performance Revenues
Realized Incentive Fees
12,186
74,031
8,171
6,887
3,847
32,821
18,905
Realized Performance Allocations
2,031
44,416
2,006
383
138
3,075
2,527
Unrealized Performance Allocations
10,327
(35,647)
5,061
9,930
13,171
43,991
28,162
Total Performance Revenues
24,544
82,800
15,238
17,200
17,156
79,887
49,594
Principal Investment Income (Loss)
Realized
1,316
8,165
640
7,766
2,024
909
10,430
Unrealized
12,723
(1,582)
440
(4,841)
8,474
42,594
4,073
Total Principal Investment Income
14,039
6,583
1,080
2,925
10,498
43,503
14,503
Interest Income and Dividend Revenue
5,316
7,538
4,812
5,152
6,672
13,987
16,636
Other
(5,859)
(6,191)
(10,288)
17,619
(639)
(18,189)
6,692
Total Revenues
167,470
221,114
140,415
173,261
164,007
507,739
477,683
Expenses
Compensation
44,347
37,470
50,300
48,086
50,213
139,312
148,599
Performance Compensation
Realized Incentive Fees
5,862
20,159
4,034
4,155
3,284
16,973
11,473
Realized Performance Allocations
1,022
14,626
2,415
937
1,314
1,590
4,666
Unrealized Performance Allocations
3,541
(12,814)
2,186
2,772
4,142
15,931
9,100
Total Compensation and Benefits
54,772
59,441
58,935
55,950
58,953
173,806
173,838
Interest Expense
6,763
11,624
6,271
5,900
6,459
19,994
18,630
Other Operating Expenses
17,958
17,610
18,785
18,494
20,753
50,655
58,032
Total Expenses
79,493
88,675
83,991
80,344
86,165
244,455
250,500
Economic Income
87,977
$
132,439
$
56,424
$
92,917
$
77,842
$
263,284
$
227,183
$
Total Assets Under Management
74,219,563
$
75,090,834
$
78,657,551
$
77,403,078
$
80,005,136
$
74,219,563
$
80,005,136
$
Fee-Earning Assets Under Management
69,037,961
$
69,914,061
$
73,570,498
$
71,889,290
$
74,558,599
$
69,037,961
$
74,558,599
$
Weighted Average Fee-Earning AUM
68,957,501
$
71,101,632
$
72,979,993
$
73,635,114
$
74,637,255
$
68,902,797
$
73,954,966
$
LP Capital Invested
360,748
$
328,640
$
755,818
$
112,753
$
226,086
$
572,590
$
1,094,657
$
Total Capital Invested
363,420
$
383,070
$
785,874
$
113,108
$
227,870
$
578,499
$
1,126,852
$

Blackstone

Credit
(Dollars in Thousands)
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18
3Q'17 YTD
3Q'18 YTD
Revenues
Management Fees, Net
Base Management Fees
133,680
$
156,628
$
168,441
$
118,161
$
132,071
$
410,706
$
418,673
$
Transaction and Other Fees, Net
2,883
4,220
2,539
3,461
5,791
9,211
11,791
Management Fee Offsets
(4,867)
(5,003)
(3,317)
(2,697)
(3,093)
(27,379)
(9,107)
Total Management Fees, Net
131,696
155,845
167,663
118,925
134,769
392,538
421,357
Performance Revenues
Realized Incentive Fees
19,549
27,932
20
1,223
55
77,968
1,298
Realized Performance Allocations
23,113
131,997
39,204
13,371
4,798
46,950
57,373
Unrealized Performance Allocations
43,041
(41,206)
(480)
92,798
11,270
83,833
103,588
Total Performance Revenues
85,703
118,723
38,744
107,392
16,123
208,751
162,259
Principal Investment Income (Loss)
Realized
7,346
4,486
7,025
4,082
2,991
11,894
14,098
Unrealized
(4,320)
(3,074)
(6,517)
764
821
4,493
(4,932)
Total Principal Investment Income
3,026
1,412
508
4,846
3,812
16,387
9,166
Interest Income and Dividend Revenue
8,062
10,053
7,902
10,532
11,450
20,420
29,884
Other
(6,831)
(7,366)
(12,701)
19,673
2,289
(21,218)
9,261
Total Revenues
221,656
278,667
202,116
261,368
168,443
616,878
631,927
Expenses
Compensation
56,532
67,845
73,474
55,907
62,482
168,604
191,863
Performance Compensation
Realized Incentive Fees
10,503
13,088
418
(232)
678
38,845
864
Realized Performance Allocations
9,352
66,376
22,419
7,715
2,848
21,839
32,982
Unrealized Performance Allocations
20,869
(23,863)
(5,723)
44,842
6,009
38,013
45,128
Total Compensation and Benefits
97,256
123,446
90,588
108,232
72,017
267,301
270,837
Interest Expense
8,154
14,660
7,685
8,823
8,741
24,090
25,249
Other Operating Expenses
23,237
27,318
27,739
31,899
31,551
72,244
91,189
Total Expenses
128,647
165,424
126,012
148,954
112,309
363,635
387,275
Economic Income
93,009
$
113,243
$
76,104
$
112,414
$
56,134
$
253,243
$
244,652
$
Total Assets Under Management
99,477,360
$
138,136,470
$
139,966,177
$
123,059,087
$
130,560,299
$
99,477,360
$
130,560,299
$
Fee-Earning Assets Under Management
74,040,881
$
111,304,230
$
111,397,306
$
94,266,657
$
98,734,717
$
74,040,881
$
98,734,717
$
Weighted Average Fee-Earning AUM
73,209,820
$
93,809,155
$
111,679,395
$
93,320,718
$
97,138,872
$
71,693,340
$
100,274,861
$
LP Capital Invested
2,177,565
$
2,875,572
$
1,011,361
$
1,018,831
$
2,173,242
$
5,929,711
$
4,203,434
$
Total Capital Invested
2,440,716
$
3,208,762
$
1,035,511
$
1,051,887
$
2,336,399
$
6,446,908
$
4,423,797
$

Unitholder Distribution
Generated
$0.63
of
Distributable
Earnings
per
common
unit
during
the
quarter,
bringing
the
year-to-date
amount
to
$1.60
per
common
unit.
Blackstone
declared
a
quarterly
distribution
of
$0.64
per
common
unit,
which
includes
a
$0.10
special
cash
distribution,
to
record
holders
as
of
October
29,
2018;
payable
on
November
5,
2018.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18
vs. 3Q'17
3Q'17 YTD
3Q'18 YTD
vs. 3Q'17 YTD
Distributable Earnings
625,566
$
1,239,146
$
502,055
$
700,142
$
769,284
$
23%
2,637,069
$
1,971,481
$
(25)%
Add: Other Payables Attributable
to Common Unitholders
9,448
52,216
7,028
29,379
22,980
143%
45,888
59,387
29%
DE before Certain Payables
635,014
1,291,362
509,083
729,521
792,264
25%
2,682,957
2,030,868
(24)%
Percent to Common Unitholders
56%
56%
56%
57%
56%
55%
56%
DE before Certain Payables Attributable
to Common Unitholders
353,193
720,124
285,633
414,071
447,516
27%
1,487,968
1,147,220
(23)%
Less: Other Payables Attributable
to Common Unitholders
(9,448)
(52,216)
(7,028)
(29,379)
(22,980)
143%
(45,888)
(59,387)
29%
DE Attributable to Common Unitholders
343,745
667,908
278,605
384,692
424,536
24%
1,442,080
1,087,833
(25)%
DE per Common Unit
0.52
$
1.00
$
0.41
$
0.56
$
0.63
$
21%
2.17
$
1.60
$
(26)%
Less: Retained Capital per Common Unit
(0.08)
$
(0.15)
$
(0.06)
$
(0.08)
$
(0.09)
$
13%
(0.32)
$
(0.23)
$
(28)%
Special Cash Distribution per Common Unit
-
$
-
$
-
$
0.10
$
0.10
$
n/m
-
$
0.20
$
n/m
Actual Distribution per Common Unit
0.44
$
0.85
$
0.35
$
0.58
$
0.64
$
45%
1.85
$
1.57
$
(15)%
Record Date
Oct 29, 2018
Payable Date
Nov 5, 2018
Blackstone
18
A detailed description of Blackstone’s distribution policy and the definition of Distributable Earnings can be found on page 32, Definitions and Distribution Policy. DE before Certain Payables represents
Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Per Unit calculations are based on end of period
Total Common Units Outstanding (page 30, Unit Rollforward); actual distributions are paid to unitholders as of the applicable record date. Retained capital is withheld pro-rata from common and
Blackstone Holdings Partnership unitholders. Common unitholders’ share was $61 million for 3Q’18 and $156 million for 3Q’18 YTD.

3Q’18 Total AUM Rollforward
(Dollars in Millions)
3Q’18 LTM Total AUM Rollforward
(Dollars in Millions)
Total Assets Under Management
Blackstone
19
Inflows
include
contributions,
capital
raised,
other
increases
in
available
capital,
purchases,
multi-asset
product
allocations
to
other
strategies
and
acquisitions.
Outflows
represent
redemptions,
client
withdrawals
and
other
decreases
in
available
capital.
Realizations
represent
realizations
from
the
disposition
of
assets.
Market
Activity
represents
gains
(losses)
on
portfolio
investments
and
impact
of
foreign
exchange rate fluctuations. In the Real Estate segment, carrying value for core+ funds excludes BREIT.
Private
Real
Hedge Fund
Equity
Estate
Solutions
2Q'18
119,525
$
119,400
$
77,403
$
123,059
$
439,387
$
Inflows
6,997
2,609
3,702
10,757
24,066
Outflows
(346)
(735)
(1,994)
(1,672)
(4,747)
Realizations
(4,033)
(4,039)
(71)
(2,575)
(10,719)
Net Inflows (Outflows)
2,618
(2,165)
1,637
6,510
8,600
Market Activity
4,042
2,707
965
991
8,705
3Q'18
126,184
$
119,942
$
80,005
$
130,560
$
456,692
$
QoQ Increase
6%
0%
3%
6%
4%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
3Q'17
102,454
$
111,299
$
74,220
$
99,477
$
387,450
$
Inflows
21,842
22,236
14,722
65,762
124,563
Outflows
(1,691)
(2,006)
(10,780)
(27,339)
(41,816)
Realizations
(11,539)
(21,228)
(1,872)
(9,290)
(43,929)
Net Inflows (Outflows)
8,612
(998)
2,070
29,133
38,817
Market Activity
15,118
9,641
3,716
1,950
30,425
3Q'18
126,184
$
119,942
$
80,005
$
130,560
$
456,692
$
YoY Increase
23%
8%
8%
31%
18%
Credit
Total
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows: BREDS ($1.0 billion); BREIT ($829 million); BPP U.S. and co-invest ($414 million); BREP opportunistic funds and co-invest
($182
million); BPP Europe ($172 million).
Realizations: BREP opportunistic funds and co-invest ($3.3 billion); core+ funds ($416 million); BREDS ($342 million).
Market Activity:  Carrying value increases of 3.0% and 2.7% within the opportunistic and core+ funds, respectively.
Inflows: Customized solutions ($2.3 billion); individual investor and specialized solutions ($786 million); commingled products ($578 million).
Outflows and Realizations: Individual investor and specialized solutions ($1.3 billion); customized solutions ($741 million).
Market Activity: BAAM’s Principal Solutions Composite up 1.7% gross (1.5% net) during the quarter.
Inflows:
Long
only
and
MLP
($3.4
billion);
direct
lending
($2.6
billion);
distressed
strategies
($2.2
billion);
three
new
CLOs
and
two
CLO
resets
($2.1 billion); Blackstone Insurance Solutions ($1.5 billion); mezzanine funds ($187 million); partially offset by $1.2 billion of allocations from insurance multi-asset products to other strategies.
Outflows and Realizations: Distressed strategies ($1.2 billion); long only and MLP ($1.1 billion); capital returned to investors for CLOs outside
investment
periods
($955
million);
mezzanine
funds
($739
million);
Blackstone
Insurance
Solutions
($133
million).
Inflows: Corporate Private Equity ($3.4 billion); Tactical Opportunities ($3.1 billion); Infrastructure ($419 million).
Realizations: Corporate Private Equity ($2.7 billion); Strategic Partners ($793 million); Tactical Opportunities ($535 million).
Market Activity:
Carrying value increase of 7.5% within Corporate Private Equity.

3Q’18 Fee-Earning AUM Rollforward
(Dollars in Millions)
3Q’18 LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows: BREDS ($1.8 billion); BREIT ($829 million); BPP U.S. and co-invest ($446 million); BPP Europe and co-invest ($405 million); BREP opportunistic funds and co-invest ($118 million).
Realizations: BREP opportunistic funds and co-invest ($1.3 billion); BREDS ($657 million); core+ funds ($374 million).
Inflows: Customized solutions ($2.1 billion); individual investor and specialized solutions ($660 million); commingled products ($558 million).
Outflows
and
Realizations:
Individual
investor
and
specialized
solutions
($817
million);
customized
solutions
($700
million).
Inflows:
Long only and MLP ($3.1 billion); three new CLOs and two CLO resets ($2.1 billion); Blackstone Insurance Solutions ($1.5 billion);
distressed strategies ($929
million); mezzanine funds ($777 million); direct lending ($336 million); partially offset by $1.2 billion of allocations from insurance multi-asset products to other strategies.
Outflows and Realizations: Distressed strategies ($1.1 billion); long only and MLP ($1.1 billion); capital returned to investors for CLOs outside
investment
periods
($847
million);
mezzanine
funds
($595
million);
Blackstone
Insurance
Solutions
($133
million).
Fee-Earning Assets Under Management
Blackstone
20
Private
Real
Hedge Fund
Equity
Estate
Solutions
2Q'18
78,046
$
88,777
$
71,889
$
94,267
$
332,978
$
Inflows
2,214
3,620
3,282
7,588
16,704
Outflows
(478)
(208)
(1,483)
(1,548)
(3,717)
Realizations
(1,585)
(2,336)
(67)
(2,242)
(6,230)
Net Inflows
151
1,076
1,732
3,799
6,757
Market Activity
(1)
921
937
669
2,526
3Q'18
78,195
$
90,773
$
74,559
$
98,735
$
342,261
$
QoQ Increase
0%
2%
4%
5%
3%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
3Q'17
67,538
$
75,082
$
69,038
$
74,041
$
285,698
$
Inflows
17,025
29,123
13,228
59,115
118,491
Outflows
(1,565)
(4,068)
(9,589)
(26,960)
(42,183)
Realizations
(5,206)
(11,733)
(1,702)
(7,261)
(25,903)
Net Inflows
10,254
13,322
1,936
24,894
50,406
Market Activity
403
2,370
3,584
(200)
6,157
3Q'18
78,195
$
90,773
$
74,559
$
98,735
$
342,261
$
YoY Increase
16%
21%
8%
33%
20%
Credit
Total
Inflows: Tactical Opportunities ($2.0 billion); Infrastructure ($201 million).
Realizations: Corporate Private Equity ($721 million); Strategic Partners ($441 million); Tactical Opportunities ($423 million).
Inflows include contributions, capital raised, other increases in available capital, purchases, multi-asset product allocations to other strategies and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.

Blackstone

Net Accrued Performance Revenues
Net Accrued Performance Revenues are presented net of performance compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized Performance Revenues are
included in DE. Net Realized Performance Revenues above represent Performance Revenues realized, but not yet distributed as of the reporting date and included in the Net Accrued Performance Revenues balance. When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on end of period DE Units Outstanding (see page 30, Unit Rollforward).
$4.0
billion
Net Accrued Performance Revenues at 3Q’18
$3.36
per unit
Net Accrued Performance Revenues at 3Q’18
$516 million
Increase to Receivable from Net Performance
Revenues in 3Q’18
$353 million
Decrease to Receivable from Net Realized
Distributions in 3Q’18
Net Accrued Performance Revenues
(Dollars in Millions, Except per Unit Data)
2Q'18
3Q'18
3Q'18 Per Unit
QoQ Change
Private Equity
BCP IV
99
$
111
$
0.09
$
12
$
BCP V
87
44
0.04
(43)
BCP VI
911
1,008
0.84
97
BCP VII
94
166
0.14
72
BEP I
142
155
0.13
13
BEP II
50
66
0.05
16
Tactical Opportunities
152
161
0.13
9
Strategic Partners
91
95
0.08
4
BTAS
30
32
0.03
2
Other
1
11
0.01
10
Total Private Equity
1,657
$
1,849
$
1.54
$
192
$
Real
Estate
BREP IV
14
12
0.01
(2)
BREP V
159
91
0.08
(68)
BREP VI
132
106
0.09
(26)
BREP VII
592
592
0.49
-
BREP VIII
317
386
0.32
69
BREP Europe III
33
1
-
(32)
BREP Europe IV
211
201
0.17
(10)
BREP Europe V
61
86
0.07
25
BREP Asia I
110
103
0.09
(7)
BPP
194
207
0.17
13
BREIT
10
18
0.01
8
BREDS
29
21
0.02
(8)
BTAS
31
29
0.02
(2)
Total Real Estate
1,893
$
1,853
$
1.54
$
(40)
$
Total Hedge Fund Solutions
23
$
32
$
0.03
$
9
$
Total Credit
299
$
301
$
0.25
$
2
$
Net Accrued Performance Revenue
3,872
$
4,035
$
3.36
$
163
$
Memo: Net Realized Performance Revenues
33
$
109
$
0.09
$
76
$

Blackstone

Investment
Records
as
of
September
30,
2018
(a)
See page 23 for continued Investment Record and for Notes.
(Dollars in Thousands, Except Where Noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
-
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100
-
-
n/a
-
3,256,819
2.5x
3,256,819
2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422
-
-
n/a
-
9,184,688
2.3x
9,184,688
2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330
24,575
17,447
1.4x
-
2,953,649
1.4x
2,971,096
1.4x
7%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182
207,524
770,288
0.9x
60%
20,861,464
3.1x
21,631,752
2.9x
41%
36%
BCP V (Dec 2005 / Jan 2011)
21,022,215
1,048,362
2,148,761
1.1x
30%
36,254,085
2.0x
38,402,846
1.9x
9%
8%
BCP VI (Jan 2011 / May 2016)
15,191,118
1,750,783
17,300,679
1.9x
35%
10,388,364
2.1x
27,689,043
1.9x
21%
15%
BEP I (Aug 2011 / Feb 2015)
2,435,346
223,625
2,734,648
1.7x
45%
1,828,396
2.2x
4,563,044
1.9x
25%
15%
BEP II (Feb 2015 / Feb 2021)
4,919,256
1,560,360
3,337,879
1.5x
-
186,221
1.9x
3,524,100
1.5x
48%
17%
BCP VII (May 2016 / May 2022)
18,559,346
10,783,682
9,046,515
1.3x
-
402,432
1.3x
9,448,947
1.3x
21%
22%
BCP Asia (Dec 2017 /Dec 2023) (e)
2,369,469
2,201,623
137,164
1.2x
-
-
n/a
137,164
1.2x
n/a
n/m
BEP III (TBD)
3,198,311
3,198,311
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Total Corporate Private Equity
82,793,176
$
20,998,845
$
35,493,381
$
1.6x
23%
87,057,856
$
2.2x
122,551,237
$
2.0x
17%
16%
Tactical Opportunities
21,508,073
11,014,336
10,022,805
1.3x
11%
5,777,258
1.7x
15,800,063
1.4x
23%
12%
Tactical Opportunities Co-Investment and Other
4,946,019
1,317,372
3,832,000
1.2x
2%
1,235,479
1.6x
5,067,479
1.3x
28%
16%
Total Tactical Opportunities
26,454,092
$
12,331,708
$
13,854,805
$
1.3x
9%
7,012,737
$
1.7x
20,867,542
$
1.4x
23%
12%
Strategic Partners I-V and Co-Investment (f)
11,913,117
1,798,461
1,810,766
n/m
-
15,813,541
n/m
17,624,307
1.5x
n/a
13%
Strategic Partners VI LBO, RE and SMA (f)
7,402,171
2,047,468
3,361,831
n/m
-
2,964,370
n/m
6,326,201
1.5x
n/a
20%
Strategic Partners VII (f)
7,669,970
2,396,585
4,669,166
n/m
-
645,883
n/m
5,315,049
1.4x
n/a
40%
Strategic Partners RA II (f)
1,898,154
1,065,577
419,404
n/m
-
32,263
n/m
451,667
1.1x
n/a
18%
Total Strategic Partners
28,883,412
$
7,308,091
$
10,261,167
$
n/m
-
19,456,057
$
n/m
29,717,224
$
1.5x
n/a
14%
BCEP (Jan 2017 / Jan 2021) (g)
4,755,616
2,603,351
2,351,861
1.1x
-
-
n/a
2,351,861
1.1x
n/a
7%
Other Funds and Co-Investment (h)
1,539,393
325,028
72,084
0.9x
22%
635,564
0.9x
707,648
0.9x
n/m
n/m
Real Estate
Pre-BREP
140,714
$
-
$
-
$
n/a
-
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708
-
-
n/a
-
1,327,708
2.8x
1,327,708
2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339
-
-
n/a
-
2,531,614
2.1x
2,531,614
2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708
-
-
n/a
-
3,330,406
2.4x
3,330,406
2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694
-
301,446
0.4x
24%
4,259,544
2.2x
4,560,990
1.7x
34%
12%
BREP V (Dec 2005 / Feb 2007)
5,539,418
-
783,714
1.8x
35%
12,536,269
2.4x
13,319,983
2.3x
12%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444
-
1,352,439
1.6x
3%
26,167,065
2.6x
27,519,504
2.5x
14%
13%
BREP VII (Aug 2011 / Apr 2015)
13,495,034
2,057,992
11,396,491
1.7x
19%
17,467,417
2.1x
28,863,908
1.9x
28%
17%
BREP VIII (Apr 2015 / Oct 2020)
16,429,229
7,814,227
12,028,819
1.4x
2%
4,328,795
1.5x
16,357,614
1.4x
28%
17%
Total Global BREP
51,965,288
$
9,872,219
$
25,862,909
$
1.5x
11%
72,294,008
$
2.3x
98,156,917
$
2.0x
19%
16%
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
-
1,369,016
€
2.1x
1,369,016
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008) (i)
1,629,748
-
105,181
1.0x
-
2,334,143
1.8x
2,439,324
1.7x
8%
8%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,167
463,074
773,749
1.0x
-
5,497,856
2.5x
6,271,605
2.1x
21%
15%
BREP Europe IV (Sep 2013 / Dec 2016)
6,709,145
1,332,728
4,476,835
1.5x
14%
6,957,202
2.0x
11,434,037
1.8x
25%
18%
BREP Europe V (Dec 2016 / Jun 2022)
7,868,436
3,523,103
5,121,036
1.2x
-
14,155
n/m
5,135,191
1.2x
n/m
18%
Total Euro BREP
20,236,668
€
5,318,905
€
10,476,801
€
1.3x
6%
16,172,372
€
2.1x
26,649,173
€
1.7x
16%
14%
BREP Asia I (Jun 2013 / Dec 2017)
5,096,216
$
1,759,883
$
4,041,221
$
1.4x
-
2,883,151
$
1.8x
6,924,372
$
1.5x
21%
15%
BREP Asia II (Dec 2017 / Jun 2023)
7,123,119
6,930,266
348,643
n/m
-
-
n/a
348,643
1.0x
n/m
n/m
BREP Co-Investment (j)
6,892,347
146,573
2,130,069
1.8x
49%
11,818,812
2.1x
13,948,881
2.1x
16%
16%
Total BREP
95,859,327
$
24,880,999
$
44,716,236
$
1.4x
10%
107,630,873
$
2.2x
152,347,109
$
1.9x
18%
16%
BPP (k)
25,332,010
$
2,797,024
$
27,127,479
$
1.2x
-
2,693,606
$
n/m
29,821,085
$
1.2x
n/m
11%
BREDS (l)
13,240,239
$
4,078,535
$
3,393,396
$
1.1x
-
9,712,652
$
1.3x
13,106,048
$
1.2x
11%
11%

Blackstone

Investment
Records
as
of
September
30,
2018
(a)
–
Continued
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m
Not meaningful.
n/a
Not applicable.
(a)
Preliminary.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d)
Net Internal Rate of Return (“IRR”) represents the annualized inception to September 30, 2018 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(e)
Includes foreign currency gain or loss on invested undrawn capital, if any.
(f)
Realizations are treated as return of capital until fully recovered and therefore unrealized and realized MOICs are not meaningful.
(g)
BCEP, or Blackstone Core Equity Partners, is a core private equity fund which invests with a more modest risk profile and longer hold period.
(h)
Returns for Other Funds and Co-Investment are not meaningful as these funds have limited transaction activity.
(i)
The 8% Realized Net IRR and 8% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP International II performance reflects a 7% Realized Net IRR and a 6% Total Net IRR.
(j)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(k)
BPP represents the core+ real estate funds which invest with a more modest risk profile and lower leverage. Excludes BREIT.
(l)
Excludes Capital Trust drawdown funds.
(m)
BSCH,
or
Blackstone
Strategic
Capital
Holdings,
is
focused
on
acquiring
strategic
minority
positions
in
alternative
asset
managers.
(n)
Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the eight credit drawdown funds presented.
(Dollars in Thousands, Except Where Noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
BSCH (Dec 2013 / Jun 2020) (m)
3,298,575
$
2,326,290
$
1,004,382
$
1.0x
-
275,472
$
n/a
1,279,854
$
1.3x
n/a
6%
BSCH Co-Investment
276,000
164,903
102,202
0.9x
-
26,443
n/a
128,645
1.1x
n/a
9%
Total Hedge Fund Solutions
3,574,575
$
2,491,193
$
1,106,584
$
1.0x
-
301,915
$
n/a
1,408,499
$
1.3x
n/a
6%
Credit
(n)
Mezzanine I (Jul 2007 / Oct 2011)
2,000,000
$
97,114
$
36,499
$
0.7x
-
4,770,982
$
1.6x
4,807,481
$
1.6x
n/a
17%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000
1,146,274
2,412,906
1.1x
-
4,214,546
1.6x
6,627,452
1.3x
n/a
13%
Mezzanine III (Sep 2016 / Sep 2021)
6,639,133
3,198,430
3,056,152
1.1x
-
781,375
1.5x
3,837,527
1.2x
n/a
13%
Stressed / Distressed Investing I (Sep 2009 / May 2013)
3,253,143
175,000
417,477
0.7x
-
5,573,234
1.5x
5,990,711
1.4x
n/a
11%
Stressed / Distressed Investing II (Jun 2013 / Jun 2018)
5,125,000
584,021
2,501,490
1.1x
-
3,480,028
1.4x
5,981,518
1.2x
n/a
11%
Stressed / Distressed Investing III (Dec 2017/ Dec 2022)
7,356,380
6,357,485
863,400
1.1x
-
248,102
1.2x
1,111,502
1.1x
n/a
n/a
Energy Select Opportunities (Nov 2015 / Nov 2018)
2,856,867
1,108,540
2,032,185
1.2x
-
523,100
1.6x
2,555,285
1.2x
n/a
16%
Euro
European Senior Debt Fund (Feb 2015 / Feb 2019)
1,964,689
€
1,599,931
€
1,967,235
€
1.0x
-
739,301
€
1.5x
2,706,536
€
1.1x
n/a
10%
Total Credit
33,616,933
$
14,525,185
$
13,605,053
$
1.1x
-
20,439,621
$
1.5x
34,044,674
$
1.3x
n/a
13%
Hedge Fund Solutions

Blackstone

Notes on page 25.
Reconciliation of GAAP to Non-GAAP Measures
(Dollars in Thousands)
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18
3Q'17 YTD
3Q'18 YTD
Net Income Attributable to The Blackstone Group L.P.
377,920
$
304,138
$
367,872
$
742,042
$
442,742
$
1,167,236
$
1,552,656
$
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
340,202
359,438
320,208
678,952
360,576
1,032,885
1,359,736
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
113,446
132,364
155,499
129,078
143,101
365,075
427,678
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
3,215
7,600
(1,275)
905
2,569
6,206
2,199
Net Income
834,783
$
803,540
$
842,304
$
1,550,977
$
948,988
$
2,571,402
$
3,342,269
$
Provision for Taxes
59,512
596,590
54,495
138,731
26,798
146,557
220,024
Income Before Provision for Taxes
894,295
$
1,400,130
$
896,799
$
1,689,708
$
975,786
$
2,717,959
$
3,562,293
$
Transaction-Related Charges (a)
55,714
(347,055)
52,489
(470,078)
79,242
170,524
(338,347)
Amortization of Intangibles (b)
11,344
14,265
14,873
14,873
14,856
34,032
44,602
Impact of Consolidation (c)
(116,661)
(139,964)
(154,224)
(129,983)
(145,670)
(371,281)
(429,877)
Economic Income
844,692
$
927,376
$
809,937
$
1,104,520
$
924,214
$
2,551,234
$
2,838,671
$
(Taxes) (d)
(22,552)
(36,006)
(18,228)
(20,026)
(12,793)
(65,525)
(51,047)
Economic Net Income
822,140
$
891,370
$
791,709
$
1,084,494
$
911,421
$
2,485,709
$
2,787,624
$
Taxes (d)
22,552
36,006
18,228
20,026
12,793
65,525
51,047
Performance Revenues (e)
(877,932)
(1,060,401)
(910,547)
(963,483)
(901,389)
(2,651,419)
(2,775,419)
Principal Investment Income (f)
(77,572)
(55,737)
(42,671)
(146,773)
(94,324)
(249,251)
(283,768)
Other Revenues (g)
34,144
35,151
60,894
(94,416)
(9,092)
104,900
(42,614)
Net Interest (Income) Loss (h)
2,864
29,509
1,853
(2,842)
(9,013)
20,409
(10,002)
Performance Compensation (i)
356,371
434,511
373,159
386,132
385,877
1,056,527
1,145,168
Fee Related Net Performance Revenues (j)
37,426
24,913
3,842
25,179
16,441
68,599
45,462
Equity-Based Compensation -
Non-Performance Compensation Related (k)
24,141
17,177
40,248
31,483
33,514
76,233
105,245
Fee Related Earnings
344,134
$
352,499
$
336,715
$
339,800
$
346,228
$
977,232
$
1,022,743
$
Net Realized Performance Revenues, Non-Fee Related (l)
255,913
923,499
163,542
304,650
381,386
1,426,697
849,578
Realized Principal Investment Income (m)
60,188
72,225
28,693
94,647
65,620
363,969
188,960
Net Interest Income (Loss) (h)
(2,864)
(29,509)
(1,853)
2,842
9,013
(20,409)
10,002
Taxes and Related Payables Including Payable Under Tax Receivable Agreement (n)
(31,805)
(79,568)
(25,042)
(41,797)
(32,963)
(110,420)
(99,802)
Distributable Earnings
625,566
$
1,239,146
$
502,055
$
700,142
$
769,284
$
2,637,069
$
1,971,481
$
Interest Expense (o)
40,749
72,345
38,238
38,885
40,923
120,493
118,046
Taxes and Related Payables Including Payable Under Tax Receivable Agreement (n)
31,805
79,568
25,042
41,797
32,963
110,420
99,802
Depreciation and Amortization
6,027
6,593
6,251
5,986
5,681
18,635
17,918
Adjusted EBITDA
704,147
$
1,397,652
$
571,586
$
786,810
$
848,851
$
2,886,617
$
2,207,247
$

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Note:
See page 32, Definitions and Distribution Policy.
(a)
This adjustment removes Transaction-Related Charges. Transaction-Related Charges arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of equity-based compensation charges, gains and losses on contingent
consideration
arrangements,
changes
in
the
balance
of
the
tax
receivable
agreement
resulting
from
a
change
in
tax
law
or
similar
event, transaction costs and any gains or losses associated with these corporate actions.
(b)
This adjustment adds the amortization of transaction-related intangibles including intangibles associated with Blackstone’s investment in Pátria, which is accounted for under the equity method.
(c)
This
adjustment
represents
the
effect
of
consolidating
Blackstone
Funds,
the
elimination
of
Blackstone’s
interest
in
these
funds,
the
increase
to
revenue representing the reimbursement of certain expenses by Blackstone Funds, which are presented gross under GAAP but netted against
Other Operating Expenses in the segment presentation, and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(d)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before
Provision for Taxes and adjusted to exclude the tax impact of any divestitures.
(e)
This adjustment removes total segment Performance Revenues.
(f)
This adjustment removes total segment Principal Investment Income (Loss).
(g)
This adjustment removes total segment Other Revenues.
(h)
This adjustment removes total segment Interest and Dividend Revenue less total segment Interest Expense.
(i)
This adjustment removes the total segment amount of Performance Compensation, comprised of Incentive Fee Compensation and
Performance Allocations Compensation.
(j)
Fee Related Net Performance Revenues refers to the realized portion of Performance Revenues from Perpetual Capital that are (i) measured and received on a recurring basis, and (ii) not dependent on realization events from the underlying investments ("Fee Related Performance
Revenues"), net of directly related cash compensation expense.
(k)
This adjustment removes the component of total segment Compensation that is equity-based.
(l)
This adjustment adds the total segment amounts of Realized Incentive Fees and Realized Performance Allocations, net of realized Performance
Compensation
and excluding Fee Related Net Performance Revenues.
(m)
This adjustment adds the total segment amount of Realized Principal Investment Income.
(n)
Taxes
and
Related
Payables
Including
Payable
Under
Tax
Receivable
Agreement
represent
the
total
GAAP
tax
provision
adjusted
to
include
only
the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes and to exclude the tax impact on any divestitures and the Payable Under Tax Receivable Agreement.
(o)
This adjustment adds back the total segment amount of Interest Expense.

Blackstone

Notes on page 27.
Continued...
Reconciliation of GAAP to Total Segment Measures
(Dollars in Thousands)
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18
3Q'17 YTD
3Q'18 YTD
Management and Advisory Fees, Net
GAAP
685,922
$
729,059
$
728,849
$
721,384
$
780,009
$
2,022,263
$
2,230,242
$
Consolidation and Elimination Adjustment (a)
6,060
3,333
7,195
1,610
(790)
16,136
8,015
Total Segment
691,982
$
732,392
$
736,044
$
722,994
$
779,219
$
2,038,399
$
2,238,257
$
Performance Revenue
GAAP
Incentive Fees
35,513
120,187
12,566
19,378
9,799
122,327
41,743
Investment Income -
Realized Performance Allocations
434,982
1,422,262
269,640
503,376
592,103
2,149,549
1,365,119
Investment Income -
Unrealized Performance Allocations
406,649
(483,033)
628,089
440,351
299,238
377,560
1,367,678
GAAP
877,144
$
1,059,416
$
910,295
$
963,105
$
901,140
$
2,649,436
$
2,774,540
$
Elimination Adjustment (b)
788
985
252
378
249
1,983
879
Total Segment
877,932
$
1,060,401
$
910,547
$
963,483
$
901,389
$
2,651,419
$
2,775,419
$
Principal Investment Income
GAAP
Investment Income -
Realized Principal Investment Income
74,805
184,562
42,145
129,197
134,619
451,207
305,961
Investment Income -
Unrealized Principal Investment Income
96,085
(20,567)
111,774
103,468
52,840
63,172
268,082
GAAP
170,890
$
163,995
$
153,919
$
232,665
$
187,459
$
514,379
$
574,043
$
Consolidation and Elimination Adjustment (c)
(93,318)
(108,258)
(111,248)
(85,892)
(93,135)
(265,128)
(290,275)
Total Segment
77,572
$
55,737
$
42,671
$
146,773
$
94,324
$
249,251
$
283,768
$
Interest, Dividend and Other Revenue
GAAP
Interest and Dividend Revenue
36,974
40,524
35,385
40,073
48,604
99,172
124,062
Other
(35,572)
(33,781)
(59,317)
675,343
9,368
(99,448)
625,394
GAAP
1,402
$
6,743
$
(23,932)
$
715,416
$
57,972
$
(276)
$
749,456
$
Consolidation and Elimination Adjustment (d)
2,339
942
(577)
(579,273)
1,056
(4,540)
(578,794)
Total Segment
3,741
$
7,685
$
(24,509)
$
136,143
$
59,028
$
(4,816)
$
170,662
$
Total Revenues
GAAP
1,735,358
$
1,959,213
$
1,769,131
$
2,632,570
$
1,926,580
$
5,185,802
$
6,328,281
$
Consolidation and Elimination Adjustment (e)
(84,131)
(102,998)
(104,378)
(663,177)
(92,620)
(251,549)
(860,175)
Total Segment
1,651,227
$
1,856,215
$
1,664,753
$
1,969,393
$
1,833,960
$
4,934,253
$
5,468,106
$
Compensation
GAAP
359,209
$
364,484
$
389,403
$
427,479
$
419,285
$
1,078,001
$
1,236,167
$
Consolidation Adjustment (f)
(56,411)
(58,450)
(53,076)
(110,089)
(65,084)
(180,919)
(228,249)
Total Segment
302,798
$
306,034
$
336,327
$
317,390
$
354,201
$
897,082
$
1,007,918
$

Blackstone

This
analysis
reconciles
the
summarized
components
of
Total
Segments
(pages
3-7)
to
their
respective
Total
Segment
amounts
(page
13)
and
to
their
equivalent
GAAP
measures,
reported
on
the
Consolidated
Statements
of
Operations
(page
1).
(a)
Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of revenue from the reimbursement of certain expenses by the
Blackstone Funds, which are presented gross under GAAP but netted against Other Operating Expenses in the Total Segment measures.
(b)
Represents the add back of performance revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)
Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the inclusion of Principal Investment
Income on
non-consolidated
Blackstone
Funds
which
in
GAAP
is
recorded
as
Other
Income
(Loss)
-
Net
Gains
(Losses)
from
Fund
Investment
Activities.
(d)
Represents
(1)
the
add
back
of
Other
Revenues
earned
from
consolidated
Blackstone
Funds
which
have
been
eliminated
in
consolidation,
and
(2)
the
removal
of
certain
Transaction-Related
Charges.
For
the
nine
months
ended
September 30, 2018, Transaction-Related Charges included $580.9 million of Other Revenues received upon the conclusion of Blackstone’s investment sub-advisory relationship with FS Investments’ funds.
(e)
Represents the reversal of all revenue-related consolidation and elimination adjustments.
(f)
Represents transaction-related equity compensation that is not recorded in the Total Segment measures.
(g)
Represents interest expense associated with the Tax Receivable Agreement.
(h)
Represents the removal of (1) the amortization of transaction-related intangibles, and (2) certain expenses reimbursed by the Blackstone Funds, which are presented gross under GAAP but netted against Other Operating Expenses in the
Total Segment measures.
(i)
Represents the reversal of (1) GAAP Fund Expenses, which are attributable to consolidated Blackstone Funds and not a component of the segments, and (2) all expense-related consolidation and elimination adjustments.
(j)
Represents the inclusion of Other Income (Loss) which is included in GAAP but not as a component of the Total Segment measures.
(k)
Represents all consolidation and elimination adjustments between GAAP and Total Segment measures.
Reconciliation
of
GAAP
to
Total
Segment
Measures
–
Continued
(Dollars in Thousands)
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18
3Q'17 YTD
3Q'18 YTD
Performance Compensation
GAAP
Incentive Fee Compensation
18,332
$
43,450
$
6,662
$
9,743
$
7,251
$
61,829
$
23,656
$
Performance Allocations Compensation -
Realized
162,505
557,244
112,062
186,398
200,442
724,721
498,902
Performance Allocations Compensation -
Unrealized
175,534
(166,183)
254,435
189,991
178,184
269,977
622,610
GAAP
356,371
$
434,511
$
373,159
$
386,132
$
385,877
$
1,056,527
$
1,145,168
$
Total Segment
356,371
$
434,511
$
373,159
$
386,132
$
385,877
$
1,056,527
$
1,145,168
$
Interest Expense
GAAP
41,545
$
74,606
$
38,671
$
39,320
$
41,355
$
122,880
$
119,346
$
Consolidation Adjustment (g)
(796)
(2,261)
(433)
(435)
(432)
(2,387)
(1,300)
Total Segment
40,749
$
72,345
$
38,238
$
38,885
$
40,923
$
120,493
$
118,046
$
GAAP General, Administrative and Other to Total Segment Other Operating Expenses
GAAP
121,036
$
138,608
$
126,713
$
145,828
$
168,813
$
349,974
$
441,354
$
Consolidation and Elimination Adjustment (h)
(14,419)
(22,659)
(19,621)
(23,362)
(40,068)
(41,057)
(83,051)
Total Segment
106,617
$
115,949
$
107,092
$
122,466
$
128,745
$
308,917
$
358,303
$
Total Expenses
GAAP
904,511
$
1,044,901
$
982,931
$
1,016,381
$
1,017,632
$
2,707,477
$
3,016,944
$
Less: GAAP Fund Expenses (i)
(26,350)
(32,692)
(54,985)
(17,622)
(2,302)
(100,095)
(74,909)
Consolidation and Elimination Adjustment (i)
(71,626)
(83,370)
(73,130)
(133,886)
(105,584)
(224,363)
(312,600)
Total Segment
806,535
$
928,839
$
854,816
$
864,873
$
909,746
$
2,383,019
$
2,629,435
$
GAAP Income Before Provision for Taxes to Total Segment Economic Income
GAAP
Revenues Less Expenses
830,847
914,312
786,200
1,616,189
908,948
2,478,325
3,311,337
Other Income (j)
63,448
485,818
110,599
73,519
66,838
239,634
250,956
GAAP
894,295
$
1,400,130
$
896,799
$
1,689,708
$
975,786
$
2,717,959
$
3,562,293
$
Consolidation and Elimination Adjustment (k)
(49,603)
(472,754)
(86,862)
(585,188)
(51,572)
(166,725)
(723,622)
Total Segment
844,692
$
927,376
$
809,937
$
1,104,520
$
924,214
$
2,551,234
$
2,838,671
$

Blackstone

Walkdown of Financial Metrics
See
page
29,
Walkdown
of
Financial
Metrics
–
Calculation
of
Certain
Non-GAAP
Financial
Metrics
for
the
calculation
of
the
amounts
presented
herein
that
are
not
the
respective
captions
on
page
13,
Total
Segments.
3Q’18
Fee
Related
Earnings
per
Unit
is
based
on
end
of
period
DE
Units
Outstanding;
3Q’18
DE
per
Unit
is
based
on
DE
attributable
to
Common
Unitholders
(see
page
18,
Unitholder
Distribution)
and
end
of
period
Total
Common
Units
Outstanding;
and
3Q’18
ENI
per
Unit
is
based
on
Weighted-Average
ENI
Adjusted
Units.
3Q’18
YTD
per
Unit
represents
the
sum
of
the
last
three
quarters.
See
page
30,
Unit
Rollforward.
(Dollars in Thousands, Except per Unit Data)
3Q'18
3Q'18 YTD
Results
Per Unit
Results
Per Unit
Management and Advisory Fees, Net
779,219
$
2,238,257
$
Fee Related Net Performance Revenues
16,441
45,462
Fee Related Compensation
(320,687)
(902,673)
Other Operating Expenses
(128,745)
(358,303)
Fee Related Earnings
346,228
$
0.29
$
1,022,743
$
0.85
$
Net Realized Performance Revenues, Non-Fee Related
381,386
849,578
Realized Principal Investment Income
65,620
188,960
Net Interest Income
9,013
10,002
Taxes and Related Payables
(32,963)
(99,802)
Distributable Earnings
769,284
$
0.63
$
1,971,481
$
1.60
$
Net Unrealized Performance Revenues
120,747
745,084
Unrealized Principal Investment Income
28,704
94,808
Other Revenue
9,092
42,614
Add Back: Related Payables
20,170
48,755
Less: Equity-Based Compensation
(36,576)
(115,118)
Economic Net Income
911,421
$
0.76
$
2,787,624
$
2.31
$

Blackstone

Walkdown
of
Financial
Metrics
–
Calculation
of
Non-GAAP
Financial
Metrics
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
Represents the Fee Related component of each of the captions.
(b)
Represents the equity-based compensation expense component of Compensation.
(c)
Represents the total equity-based compensation expense component of Realized Incentive Fees Compensation and Realized Performance Allocations Compensation.
(d)
See page 24, Note (n), Reconciliation of GAAP to Non-GAAP Measures.
(e)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(f)
Represents all equity-based compensation expenses included in Economic Income. This excludes all transaction-related equity-based charges.
(Dollars in Thousands)
3Q'18
3Q'18 YTD
Realized
Incentive
Fees
-
Fee
Related
(a)
5,898
$
20,951
$
Realized
Performance
Allocations
-
Fee
Related
(a)
24,401
58,700
Fee Related Performance Revenues
30,299
$
79,651
$
Less:
Realized
Incentive
Fees
Compensation
-
Fee
Related
(a)
(3,289)
(11,003)
Less:
Realized
Performance
Allocations
Compensation
-
Fee
Related
(a)
(10,569)
(23,186)
Fee Related Net Performance Revenues
16,441
$
45,462
$
Compensation
(354,201)
(1,007,918)
Less:
Equity-Based
Compensation
-
Non-Performance
Compensation
Related
(b)
33,514
105,245
Fee Related Compensation
(320,687)
$
(902,673)
$
Realized Incentive Fees
9,800
41,870
Realized Performance Allocations
592,658
1,365,855
Less: Realized Incentive Fees Compensation
(7,251)
(23,656)
Less: Realized Performance Allocations Compensation
(200,442)
(498,902)
Plus:
Equity-Based
Compensation
-
Performance
Compensation
Related
(c)
3,062
9,873
Less: Fee Related Net Performance Revenues
(16,441)
(45,462)
Net Realized Performance Revenues, Non-Fee Related
381,386
$
849,578
$
Interest Income and Dividend Revenue
49,936
128,048
Less: Interest Expense
(40,923)
(118,046)
Net Interest Income
9,013
$
10,002
$
Taxes and Related Payables (d)
(32,963)
$
(99,802)
$
Unrealized Performance Allocations
298,931
1,367,694
Less: Unrealized Performance Allocations Compensation
(178,184)
(622,610)
Net Unrealized Performance Revenues
120,747
$
745,084
$
Related Payables (e)
20,170
$
48,755
$
Equity-Based
Compensation
-
Non-Performance
Compensation
Related
(b)
33,514
105,245
Plus:
Equity-Based
Compensation
-
Performance
Compensation
Related
(c)
3,062
9,873
Equity-Based Compensation (f)
36,576
$
115,118
$

Blackstone

Unit Rollforward
Common Unitholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Distributable Earnings Units Outstanding excludes units which are not entitled to distributions.
In
the
first
quarter
of
2018,
Blackstone
increased
its
unit
repurchase
authorization
to
$1
billion.
Blackstone
repurchased
6.0
million
units
in
the
quarter
resulting
in
Distributable
Earnings
Units
Outstanding
of
1,202
million
units.
•
Available
authorization
remaining
was
$710
million
at
September
30,
2018.
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18
Total GAAP Weighted-Average Common Units Outstanding -
Basic
667,384,727
668,781,321
674,479,140
681,794,492
682,435,177
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
663,474
702,960
198,934
216,118
230,759
Weighted-Average Blackstone Holdings Partnership Units
532,454,091
-
535,895,780
-
523,212,047
Total
GAAP
Weighted-Average
Units
Outstanding
-
Diluted
1,200,502,292
669,484,281
1,210,573,854
682,010,610
1,205,877,983
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units
-
531,139,507
-
528,872,187
-
Weighted-Average Economic Net Income Adjusted Units
1,200,502,292
1,200,623,788
1,210,573,854
1,210,882,797
1,205,877,983
Economic Net Income Adjusted Units, End of Period
1,200,559,970
1,200,553,187
1,210,853,058
1,208,784,937
1,201,916,688
Total Common Units Outstanding
667,027,762
668,733,356
676,168,743
682,801,258
678,771,864
Adjustments:
Blackstone Holdings Partnership Units
532,235,827
530,472,212
528,967,264
520,175,306
522,898,542
Distributable Earnings Units Outstanding
1,199,263,589
1,199,205,568
1,205,136,007
1,202,976,564
1,201,670,406

Blackstone

Fee Related Earnings Redefinition
Effective
in
the
third
quarter
of
2018,
Blackstone
redefined
Fee
Related
Earnings
to
include
Fee
Related
Net
Performance
Revenues.
The
change
was
made
to
reflect
Blackstone’s
evolving
business
model
and
to
provide
investors
with
useful
information
regarding
how
management
plans
for
and
monitors
performance
of
the
business.
Blackstone
refers
to
Assets
Under
Management
with
the
following
characteristics
as
Perpetual
Capital:
•
Indefinite
term.
•
No
requirement
to
return
capital
to
investors
through
redemption
requests
in
the
ordinary
course
of
business,
except
where
funded
by
new
capital
inflows.
Fee
Related
Net
Performance
Revenues
derived
from
Perpetual
Capital
will
now
be
included
in
FRE
when
realized
Performance
Revenues
are:
•
Measured
and
received
on
a
recurring
basis
and
stated
timetable.
•
Not
dependent
on
realization
events
from
the
underlying
investments.
FRE
is
calculated
and
presented
in
accordance
with
the
revised
definition
on
a
full
retrospective
basis
for
all
prior
periods.
•
This
resulted
in
no
change
to
Blackstone’s
non-GAAP
measures
of
Economic
Income
and
Distributable
Earnings.
See page 32 for Definitions and Distribution Policy.

Blackstone

Definitions and Distribution Policy
Blackstone
discloses
the
following
financial
measures
that
are
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Economic
Income,
or
“EI”,
represents
segment
net
income
before
taxes
and
is
used
as
a
key
measure
of
value
creation,
a
benchmark
of
performance
and
in
making
resource deployment and compensation decisions across Blackstone’s four segments. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages, and excludes the amortization of intangibles and other transaction-related charges.
o
Transaction-Related
Charges
arise
from
corporate
actions
including
acquisitions,
divestitures,
and
Blackstone’s
initial
public
offering.
They
consist
primarily
of
equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the tax receivable agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.
•
Economic
Net
Income,
or
“ENI”,
represents
EI
adjusted
to
include
current
period
taxes.
Current
period
taxes
represent
the
total
GAAP
tax
provision
adjusted
to
include only the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes and adjusted to exclude the tax impact of any divestitures.
•
Fee
Related
Earnings,
or
“FRE”,
is
a
performance
measure
used
to
assess
Blackstone’s
ability
to
generate
profits
from
revenues
that
are
measured
and
received
on
a
recurring basis and not subject to future realization events. FRE equals management and advisory fees (net of management fee reductions and offsets) plus Fee
Related Net Performance Revenues, less (a) fee related cash compensation expense, and (b) Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision for Taxes.
o
Fee
Related
Net
Performance
Revenues
refers
to
the
realized
portion
of
Performance
Revenues
from
Perpetual
Capital
that
are
(a)
measured
and
received
on
a
recurring
basis,
and
(b)
not
dependent
on
realization
events
from
the
underlying
investments
(“Fee
Related
Performance
Revenues”),
net
of
directly
related
cash
compensation expense.
•
Distributable
Earnings,
or
“DE”,
which
is
derived
from
Blackstone’s
segment
reported
results,
is
a
supplemental
measure
used
to
assess
performance
and
amounts
available
for
distributions
to
Blackstone
unitholders,
including
Blackstone
personnel
and
others
who
are
limited
partners
of
the
Blackstone
Holdings
Partnerships.
DE
is
intended
to
show
the
amount
of
net
realized
earnings
without
the
effects
of
the
consolidation
of
the
Blackstone
Funds.
DE
is
the
sum
across
all
segments
of:
(a)
Total
Management, Advisory and Other Fees, Net, (b) Interest and Dividend Revenue, (c) Realized Incentive Fees, (d) Realized Performance Allocations, and (e) Realized
Principal
Investment
Income
(Loss);
less
(a)
Compensation,
excluding
the
expense
of
equity-based
awards,
(b)
Realized
Incentive
Fee
Compensation,
(c)
Realized
Performance
Allocations
Compensation,
(d)
Interest
Expense,
(e)
Other
Operating
Expenses,
and
(f)
Taxes
and
Related
Payables
Under
the
Tax
Receivable
Agreement.
DE is reconciled to Blackstone’s Consolidated Statement of Operations.
•
Adjusted
Earnings
Before
Interest,
Taxes
and
Depreciation
and
Amortization,
or
“Adjusted
EBITDA”,
is
a
supplemental
measure
used
to
assess
performance
derived
from Blackstone’s segment results and may be used to assess its ability to service its borrowings.,
•
Performance
Revenues
collectively
refers
to:
(a)
Incentive
Fees,
and
(b)
Performance
Allocations.
•
Performance
Compensation
collectively
refers
to:
(a)
Incentive
Fee
Compensation,
and
(b)
Performance
Allocations
Compensation.
•
Perpetual
Capital
refers
to
the
component
of
assets
under
management
with
an
indefinite
term,
that
is
not
in
liquidation,
and
for
which
there
is
no
requirement
to
return capital to investors through redemption requests in the ordinary course of business, except where funded by new capital inflows. Includes co-investment capital with an investor right to convert into Perpetual Capital.
Distribution
Policy.
Blackstone’s
intention
is
to
distribute
quarterly
to
common
unitholders
approximately
85%
of
The
Blackstone
Group
L.P.’s
share
of
Distributable
Earnings, subject to adjustment by amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements
such
as
tax-related
payments,
clawback
obligations
and
distributions
to
unitholders
for
any
ensuing
quarter.
The
amount
to
be
distributed
could
also
be
adjusted
upward
in
any
one
quarter.
All
of
the
foregoing
is
subject
to
the
qualification
that
the
declaration
and
payment
of
any
distributions
are
at
the
sole
discretion
of
Blackstone’s general partner and may change its distribution policy at any time, including, without limitation, to eliminate such distributions entirely.

Blackstone

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section
21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations, financial performance and unit repurchase and distribution activities. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,”
“approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable
words.
Such
forward-looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form 10-K for the fiscal year ended December 31, 2017, as such factors may be updated from time to time in its periodic filings with the
Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation
and
in
the
filings.
Blackstone
undertakes
no
obligation
to
publicly
update
or
review
any
forward-looking
statement,
whether
as
a
result
of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.